UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2021

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on April 14, 2021, Steven Burd notified Kohl’s Corporation (the “Company”) that he intended to retire from the Board no later than August 31, 2021. It's now been confirmed that Mr. Burd will  retire from the Board effective as of August 31, 2021. Effective upon Mr. Burd’s retirement, the number of directors constituting the Board will be reduced from 15 to 14. Mr. Burd’s decision was not due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 10, 2021, the Board of Directors of the Company approved and adopted Amended and Restated Bylaws (the “Bylaws”), which became effective the same day, in order to, among other things:

•
Eliminate outdated language regarding records retention and nominee certificates,
•
Revise the period in which notices of nominations for elections of directors in connection with annual meetings may be given, to revise the information that must be provided in connection with such notices, to specify when that information must be updated and to make certain conforming changes to the “proxy access” provisions of the Bylaws,
•
Conform the ownership threshold to call special meetings to the Wisconsin Business Corporation Law,
•
Clarify the availability and format of the shareholder list in the event a shareholder meeting is held in a virtual place, and
•
Expand the different designations for vice presidents.

The preceding summary of the amendments to the Bylaws is qualified in its entirety by reference to, and should be read in connection with, the complete copy of the Amended and Restated Bylaws attached hereto as Exhibits 3.1 (clean) and 3.2 (marked) to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01. Other Events.

On August 10, 2021, the Board of Directors of the Company declared a quarterly cash dividend of $0.25 per share. The dividend will be paid on September 22, 2021 to all shareholders of record at the close of business on September 8, 2021. A copy of the press release announcing the dividend is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws (clean version)
3.2	Amended and Restated Bylaws (marked version)
99.1	Press Release dated August 11, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2021	KOHL'S CORPORATION

	By:	/s/ Jason J. Kelroy
Jason J. Kelroy
Senior Executive Vice President,
General Counsel and Corporate Secretary